UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) April 26, 2000

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-24997                 22-3615289
         --------                      ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

        4651 Route 42 Turnersville, New Jersey                  08012
        --------------------------------------                  -----
        (Address of principal executive offices)              (Zip Code)

                                 (856) 629-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On April 26, 2000, South Jersey Financial Corporation, Inc. ("South Jersey") issued a press release which announced that its Board of Directors declared a dividend of $.09 per share. The dividend is to be paid to shareholders of record as of May 10, 2000. It will be paid on or about May 25, 2000.

         A press release announcing the dividend is attached as Exhibit 99.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit 99 Press Release dated April 26, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 28, 2000              By: /s/Robert J. Colacicco
                                        ----------------------
                                        Robert J. Colacicco
                                        President and Chief Executive Officer



Dated:  April 28, 2000              By: /s/Gregory M. DiPaolo
                                        ---------------------
                                        Gregory M. DiPaolo
                                        Executive Vice President, Treasurer
                                        and Chief Operating Officer